Exhibit 10.90
FIRST AMENDMENT
TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
     This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is effective as of June 16, 2006 by and among GENERAL CABLE INDUSTRIES, INC., a Delaware corporation (“Borrower”), the Guarantors (such term and each other capitalized term used but not defined herein having the meaning given to it in Article I of the Credit Agreement referenced below), the Lenders signatory hereto, and MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., as administrative agent (the “Administrative Agent”) for the Lenders and as collateral agent and security trustee (the “Collateral Agent”; and together with the Administrative Agent, the “Agents”) for the Secured Parties.
RECITALS
     WHEREAS, Borrower, Guarantors, the Administrative Agent, the Collateral Agent and Lenders entered into that certain Second Amended and Restated Credit Agreement dated as of November 23, 2005 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”);
     WHEREAS, Holdings proposes to issue Convertible Senior Notes in an aggregate principal amount of up to $360,000,000 (the “Convertible Senior Notes Offering”);
     WHEREAS, in connection with the Convertible Senior Notes Offering, Borrower has requested that Agents and the Lenders amend certain provisions of the Credit Agreement, all upon the terms and subject to the conditions as herein set forth;
     NOW THEREFORE, in consideration of the foregoing recitals, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agents, Lenders, Borrower and the other Loan Parties agree as follows:
Section 1. Amendments. Subject to the satisfaction of the applicable conditions set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows:
     1.1 The following defined terms are added to Article I of the Credit Agreement in their proper alphabetical order:
     “Convertible Senior Note Documents” shall mean the Convertible Senior Note Indenture and all other documents executed and delivered with respect to the Convertible Senior Notes, in each case having substantially the same terms as the terms set forth on Exhibit CSN attached hereto and otherwise in form and substance satisfactory to the Administrative Agent in its discretion.

     “Convertible Senior Note Indenture” shall mean any indenture, note purchase agreement or other agreement pursuant to which the Convertible Senior Notes are issued having substantially the same terms as the terms set forth on Exhibit CSN attached hereto and otherwise in form and substance satisfactory to the Administrative Agent in its discretion.
     “Convertible Senior Notes” shall mean Holdings’ Convertible Senior Notes due 2026 issued pursuant to the Convertible Senior Note Documents.
     1.2 The following definition of the term “First Amendment Date” is added to Article I of the Credit Agreement in its proper alphabetical order:
     “First Amendment Date” shall mean June 16, 2006.
     1.3 The definition of “GCC Spain Post-Closing Intercompany Debt” is deleted from Article I of the Credit Agreement and the phrase “the GCC Spain Post-Closing Intercompany Debt” is deleted from the definition of “GCC Spain Intercompany Debt”.
     1.4 Clause (ii) of the definition of the term “Permitted Loan Funded Acquisition” is amended and restated to read in its entirety as follows:
     (ii) after giving effect to such acquisition on a Pro Forma Basis, (A) Borrower shall be in compliance with the financial covenant set forth in Section 6.08 (to the extent such covenant is then applicable) as of the most recent Test Period (assuming, for purposes of Section 6.08, that such acquisition, and all other Permitted Loan Funded Acquisitions consummated since the first day of the relevant Test Period for the financial covenant set forth in Section 6.08 ending on or prior to the date of such acquisition, had occurred on the first day of such relevant Test Period), (B) the Companies can reasonably be expected to remain in compliance with such covenant through the Maturity Date and to have sufficient cash liquidity to conduct their business and pay their respective debts and other liabilities as they come due and (C) average daily Excess Availability for the 90-day period preceding the consummation of such acquisition would have exceeded $75.0 million on a Pro Forma Basis (after giving effect to such acquisition and the Revolving Loans funded in connection therewith as if made on the first day of such period) and the projections in connection with the proposed acquisition (based upon historical financial data of a recent date reasonably satisfactory to Administrative Agent, taking into account the proposed acquisition) shall reflect that average daily Excess Availability of $75.0 million shall continue for at least 90 days after the consummation of such acquisition.
     1.5 Clause (x) of the definition of the term “Permitted Loan Funded Acquisition” is amended and restated to read in its entirety as follows:
     (x) no Equity Interests constituting all or a portion of Acquisition Consideration shall have a cash dividend requirement on or prior to the Maturity Date.
     1.6 The proviso set forth in clause (c) of the definition of the term “Restricted Payments” is amended and restated to read in its entirety as follows:

(provided, that neither the Convertible Senior Notes nor the Qualified Senior Notes shall be deemed, for the purposes hereof, to be subordinated by reason of being unsecured)
     1.7 The definition of “Foreign” is amended and restated to read in its entirety as follows:
     “Foreign” shall mean, as to any Person, a Person which is not created or organized under the laws of the United States, any of its States or the District of Columbia.
     1.8 The definition of “Transaction Documents” is amended and restated to read in its entirety as follows:
     “Transaction Documents” shall mean the Equity Financing Documents, Qualified Senior Note Documents, Convertible Senior Note Documents and the Loan Documents.
     1.9 The definition of “Induced Conversion Payments” is amended and restated to read in its entirety as follows:
     “Induced Conversion Payments” shall mean, with respect to Convertible Preferred Stock, (a) cash premium, (b) cash payments made in lieu of issuing any fractional shares of the common stock of Holdings, (c) Restricted Payments with respect to Convertible Preferred Stock of Holdings for the portion of the quarterly dividend period commencing with the date of the Restricted Payments with respect to such Convertible Preferred Stock made for the most recent quarter dividend period and ending on the date of the conversion referred to below and (d) related fees and expenses, in each case to be paid by Holdings to the holders of its Convertible Preferred Stock as an inducement to such holders to elect to convert such Convertible Preferred Stock into shares of the common stock of Holdings after the First Amendment Date but prior to November 24, 2008, which is the earliest date on which Holdings may redeem such Convertible Preferred Stock.
     1.10 Section 5.01(b) of the Credit Agreement is amended by replacing the phrase “Within 45 days after the end of each of the first three fiscal quarters of each fiscal year” appearing therein with the phrase “Within 45 days after the end of each fiscal quarter of each fiscal year (including the last fiscal quarter of each fiscal year) with respect to deliveries required to be made pursuant to clauses (i) and (iv) of this paragraph (b) and within 45 days after the end of each of the first three fiscal quarters of each fiscal year with respect to deliveries required to be made pursuant to clauses (ii) and (iii) of this paragraph (b)”
     1.11 Section 5.01(c) of the Credit Agreement is amended and restated to read in its entirety as follows:
     (c) Monthly Reports. Within 30 days after the end of each month (if the aggregate Revolving Exposure of all Lenders for five or more days, whether consecutive or non-consecutive, during such month exceeds $150.0 million), the consolidated balance sheet of Holdings as of the end of such month and related consolidated statements of income and cash flows of Holdings for such month and for the then elapsed portion of the fiscal year, in comparative form with the consolidated statements of income and cash flows for the comparable periods in the previous fiscal year, accompanied by a certificate of a Financial Officer stating that such financial statements fairly present, in all material respects, the consolidated results of operations and cash flows of the Consolidated Companies as of the date and for the periods specified in accordance with GAAP consistently applied, subject to normal year-end audit adjustments, and setting forth, on a consolidating basis (by region or, if requested by the Collateral Agent exercising in its reasonable credit judgment, by entity), the results of operations and cash flows for such month and for the then elapsed portion of the fiscal year, as compared to its results of operations and cash flows for the comparable periods in the previous fiscal year and its budgeted results of operations and cash flows and a schedule setting forth the intercompany Indebtedness outstanding and changes thereto since the prior month;
     1.12 Section 5.15(a) of the Credit Agreement is amended and restated in its entirety to read as follows:
     (a) as soon as available but in any event within ten (10) Business Days after the end of each fiscal quarter (or if the aggregate Revolving Exposure of all Lenders for five or more days, whether consecutive or non-consecutive, during any month exceeds $150.0 million, within ten (10) Business Days after the end of such month), a Borrowing Base Certificate from the Borrower accompanied by such supporting detail and supporting documentation as shall be requested by the Collateral Agent in its reasonable judgment, provided, that if daily Excess Availability for ten or more days (whether consecutive or non-consecutive) during any fiscal quarter is less than $50.0 million and so long as Borrower does not maintain average daily Excess Availability in excess of $50.0 million for a period of three (3) consecutive fiscal months following the end of such fiscal quarter, Borrower shall deliver additional weekly roll-forward of Accounts referenced in paragraph (b)(i) below within five (5) Business Days after the end of each calendar week, and, if requested by the Collateral Agent, a Borrowing Base Certificate (prepared weekly to reflect results satisfactory to the Collateral Agent) within five (5) Business Days after the end of each calendar week, or more frequent Borrowing Base Certificates reflecting shorter periods as reasonably requested by the Collateral Agent. Each Borrowing Base Certificate shall reflect all information through the end of the appropriate period for Borrower and each Borrowing Base Guarantor;
     1.13 Section 5.15(b) of the Credit Agreement is amended and restated in its entirety to read as follows:
     (b) as soon as available but in any event within ten (10) Business Days after the end of each fiscal quarter (or if the aggregate Revolving Exposure of all Lenders for five or more days, whether consecutive or non-consecutive, during any month exceeds $150.0 million, within ten (10) Business Days after the end of such month) (or more frequently as reasonably requested by the Collateral Agent), Accounts and Inventory eligibility calculations and all supporting calculations including, but not limited to, (i) a roll-forward of Accounts from the last period including but not limited to the following: sales, other debits, cash collections, write-offs, cash discounts, product returns, pricing errors, other dilutive credits and other non-dilutive credits, (ii) a summary trial balance showing Accounts (consolidated by total customer balance) aged from the original invoice statement date as follows: 1 to 30 days, 31 to 60 days, 61-90 days and 91 days or more, accompanied by a comparison to the prior quarter’s (or month’s, if applicable) summary trial balance totals, (iii) a detailed trial balance showing Accounts (consolidated by total customer balance) specifically identified in Section 2.19 (xv)(a), aged in a format similar to the format set forth in clause (ii) above, (iv) a schedule of top ten Accounts aged in a format similar to the format set forth in clause (ii) above, (v) a schedule of Inventory (other than Inventory on consignment) by location showing raw materials, work in process and finished goods, (vi) a schedule of Inventory on consignment by location (vii) a schedule of the top ten trade payable balances, (viii) a reconciliation of Accounts to the general ledger and the financial statements, (ix) a reconciliation of Inventory to the general ledger and the financial statements, (x) a reconciliation of trade accounts payable to the general ledger and the financial statements;
     1.14 Section 5.16 of the Credit Agreement is amended and restated in its entirety to read as follows:
     SECTION 5.16 Convertible Senior Notes. (a) On or before the date of the issuance of the Convertible Senior Notes, the Borrower shall deliver or cause to be delivered to the Administrative Agent true and correct copies of the Convertible Senior Notes Documents (b) on the date of issuance of the Convertible Senior Notes, the Borrower shall deliver or cause to be delivered to the Administrative Agent (x) reasonably satisfactory evidence that the Borrower has received not less than $300.0 million gross proceeds from the issuance of the Convertible Senior Notes and (y) an Officers’ Certificate certifying that no Event of Default then exists or would arise from the issuance of the Convertible Senior Notes Offering and the consummation of the transactions contemplated by the Convertible Senior Note Documents, and (c) on the date of receipt of such proceeds, the Borrower shall repay the outstanding principal balance of the Revolving Loans (without reduction of the Revolving Commitments) in an amount equal to the lesser of (i) $150.0 million or (ii) the then outstanding principal balance of the Revolving Loans;
     1.15 Section 6.01(b) of the Credit Agreement is amended and restated in its entirety to read as follows:
     (b) (i) Indebtedness actually outstanding on the Original Closing Date and listed on Schedule 6.01(b) or (ii) refinancings or renewals thereof; provided, that (A) any such refinancing Indebtedness is in an aggregate principal amount not greater than the aggregate principal amount of the Indebtedness being renewed or refinanced, plus the amount of any premiums required to be paid thereon and fees and expenses associated therewith, (B) such refinancing Indebtedness has a later or equal final maturity and longer or equal weighted average life than the Indebtedness being renewed or refinanced and (C) the covenants, events of default subordination and other provisions thereof (including any guarantees thereof) shall be, in the aggregate, no less favorable to the Lenders than those contained in the Indebtedness being renewed or refinanced, (iii) the Qualified Senior Notes (including any notes issued in exchange therefor in accordance with the registration rights document entered into in connection with the issuance of the Qualified Senior Notes) and (iv) the Convertible Senior Notes.
     1.16 Section 6.01(f) of the Credit Agreement is amended by replacing the phrase “Indebtedness of the Borrower, its Domestic Subsidiaries and General Cable Canada” appearing therein with the phrase ““Indebtedness of the Borrower and its Domestic Subsidiaries”.
     1.17 Section 6.01(g) of the Credit Agreement is amended and restated in its entirety to read as follows:
     (g) Indebtedness incurred by Foreign Subsidiaries (including Foreign Credit Lines) from time to time after the Original Closing Date; provided, that such Indebtedness incurred by Foreign Subsidiaries which is owing to Borrower or a Borrowing Base Guarantor shall be permitted only to the extent permitted under Section 6.04(d)(ii);
     1.18 Clause (iii) of Section 6.01(i) of the Credit Agreement is amended and restated in its entirety to read as follows:
     (iii) [Intentionally Omitted],
     1.19 Section 6.04(d)(ii) of the Credit Agreement is amended and restated in its entirety to read as follows:
     (ii) Borrower or any Borrowing Base Guarantor may make intercompany loans and advances to any Foreign Subsidiary in an amount not to exceed, together with the aggregate outstanding amount of Investments with respect to all Foreign Subsidiaries described in Section 6.04(g)(iv), the Dollar Equivalent of $300.0 million to all Foreign Subsidiaries in the aggregate outstanding at any time; provided that if, before or after giving effect to any such intercompany loan or advance, the aggregate outstanding amount of such intercompany loans and advances with respect to all Foreign Subsidiaries would exceed, together with the aggregate outstanding amount of Investments with respect to all Foreign Subsidiaries described in Section 6.04(g)(iv), the Dollar Equivalent of $100.0 million in the aggregate, then no such intercompany loan or advance shall be made unless average daily Excess Availability for the 90-day period preceding the funding of such intercompany loan or advance would have exceeded $75.0 million (after giving effect to any Revolving Loans funded in connection therewith as if made on the first day of such period) and is reasonably expected to exceed $75.0 million for at least 90 days following the funding of such intercompany loan or advance,
     1.20 Section 6.04(g) of the Credit Agreement is amended and restated in its entirety to read as follows:
     (g) Investments (other than intercompany loans and advances) (i) by Borrower in any Borrowing Base Guarantor (but with respect to Holdings, only to the extent such Investments in Holdings are permitted under 6.07, or with respect to Intermediate Holdings, only to the extent such Investments in Intermediate Holdings are permitted under Section 6.06(d) or 6.07), (ii) by any Company (other than Borrower or any Borrowing Base Guarantor) in Borrower or any Borrowing Base Guarantor, (iii) by any Foreign Subsidiary in any other Company and (iv) by Borrower or any Borrowing Base Guarantor in any Foreign Subsidiary as long as the aggregate outstanding amount of such Investments in all Foreign Subsidiaries does not exceed, together with the aggregate outstanding amount of intercompany loans and advances with respect to all Foreign Subsidiaries described in Section 6.04(d)(ii), the Dollar Equivalent of $300.0 million in the aggregate; provided that if, before or after giving effect to any such Investment, the aggregate outstanding amount of such Investments with respect to all Foreign Subsidiaries would exceed, together with the aggregate outstanding amount of intercompany loans and advances with respect to all Foreign Subsidiaries described in Section 6.04(d)(ii), the Dollar Equivalent of $100.0 million in the aggregate, then no such Investment shall be made unless average daily Excess Availability for the 90-day period preceding the funding of such Investment would have exceeded $75.0 million (after giving effect to any Revolving Loans funded in connection therewith as if made on the first day of such period) and is reasonably expected to exceed $75.0 million for at least 90 days following the funding of such Investment;
     1.21 Section 6.04(m) of the Credit Agreement is amended and restated in its entirety to read as follows:
     (m) Borrower may make intercompany loans and advances to Holdings solely for the purpose of:
     (i) Holdings’ repurchasing, so long as all proceeds thereof are in fact promptly used by Holdings to repurchase, outstanding shares of its common stock following the death, disability, retirement or termination of employment of employees, officers or directors of any Company as long as (A) such loans and advances in the aggregate shall not exceed $500,000 in any fiscal year of Holdings less any Restricted Payments made pursuant to Section 6.06(d)(i) in such fiscal year and (B) no Event of Default has occurred and is continuing and no Default would result after giving effect to any such Restricted Payment;
     (ii) Holdings’ paying, so long as all proceeds thereof are in fact promptly used by Holdings to pay, its income tax and income taxes pursuant to the Tax Sharing Agreement, in accordance with Section 6.07(e), in each case when and as due;
     (iii) Holdings’ paying, so long as all proceeds thereof are in fact promptly used by Holdings to pay, scheduled semi-annual interest on the Qualified Senior Notes and the Convertible Senior Notes;
     (iv) Holdings’ making, so long as all proceeds thereof are in fact promptly used by Holdings to make, Restricted Payments with respect to Convertible Preferred Stock elected to be made by Holdings in cash for the current quarter dividend period (commencing with the first such quarterly dividend period ending February 24, 2004);

     (v) Holdings’ (x) paying cash dividends with respect to its common stock, (y) repurchasing outstanding shares of its common stock other than the common stock described in clause (i) above, or (z) making the Induced Conversion Payments (or any combination of the foregoing items (x), (y) and (z)) as long as (A) all proceeds thereof are in fact promptly used by Holdings for one or more of the purposes set forth in the foregoing items (x), (y) and (z), (B) the aggregate amount of all such loans and advances made after the First Amendment Date shall not exceed $125.0 million less any Restricted Payments made pursuant to Section 6.06(d)(v), (C) average daily Excess Availability for the 90-day period preceding each such loan or advance would have exceeded $100.0 million (after giving effect to any Revolving Loans funded in connection therewith as if made on the first day of such period) and is reasonably expected to exceed $100.0 million for at least 90 days following such loan or advance and (D) no Event of Default has occurred and is continuing and no Default would result after giving effect to any such loan or advance; and
     (vi) Holdings’ redeeming, repurchasing, retiring, defeasing or otherwise acquiring for value Qualified Senior Notes as long as (A) all proceeds thereof are in fact promptly used by Holdings for such purpose, (B) the aggregate amount of all such loans and advances made after the First Amendment Date shall not exceed $285.0 million less any Restricted Payments made pursuant to Section 6.06(d)(vi), (C) average daily Excess Availability for the 90-day period preceding each such loan or advance would have exceeded $75.0 million (after giving effect to any Revolving Loans funded in connection therewith as if made on the first day of such period) and is reasonably expected to exceed $75.0 million for at least 90 days following such loan or advance and (D) no Event of Default has occurred and is continuing and no Default would result after giving effect to any such loan or advance;
provided, that each loan and advance referenced in clauses (i), (ii), (iii), (iv), (v) and (vi) above shall simultaneously be recorded on Borrower’s ledger as an intercompany loan and shall be evidenced by a promissory note in substantially the form of Exhibit L, which shall be pledged (and delivered) by Borrower as Collateral pursuant to the Security Agreements and which shall be subordinated to the Obligations pursuant to such promissory notes;
     1.22 Section 6.06(d) of the Credit Agreement is amended and restated in its entirety to read as follows:
     (d) Borrower may make cash Restricted Payments to Intermediate Holdings, provided, that Intermediate Holdings contemporaneously uses the proceeds of such Restricted Payments to make Restricted Payments in the same amount to Holdings solely for the purpose of:
     (i) Holdings’ repurchasing, so long as all proceeds thereof are in fact promptly used by Holdings to repurchase, outstanding shares of its common stock following the death, disability, retirement or termination of employment of employees, officers or directors of any Company as long as (A) such Restricted Payments in the aggregate shall not exceed, together with the intercompany loans and advances under Section 6.04(m)(i), $500,000 in any fiscal year of Holdings and (B) no Event of Default has occurred and is continuing and no Default would result after giving effect to any such Restricted Payment (and Holdings may make such repurchases);
     (ii) Holdings’ paying, so long as all proceeds thereof are in fact promptly used by Holdings to pay, its income tax and income taxes pursuant to the Tax Sharing Agreement, in accordance with Section 6.07(e), in each case when and as due (and Holdings may make such payments);
     (iii) Holdings’ paying, so long as all proceeds thereof are in fact promptly used by Holdings to pay, scheduled semi-annual interest on the Qualified Senior Notes and the Convertible Senior Notes;
     (iv) Holdings’ making, so long as all proceeds thereof are in fact promptly used by Holdings to make, Restricted Payments with respect to Convertible Preferred Stock elected to be made by Holdings in cash for the current quarter dividend period (commencing with the first such quarterly dividend period ending February 24, 2004) (and Holdings may make such Restricted Payments);
     (v) Holdings’ (x) paying cash dividends with respect to its common stock, (y) repurchasing outstanding shares of its common stock other than the common stock described in clause (i) above, or (z) making the Induced Conversion Payments (or any combination of the foregoing items (x), (y) and (z)) as long as (A) all proceeds thereof are in fact promptly used by Holdings for one or more of the purposes set forth in the foregoing items (x), (y) and (z), (B) the aggregate amount of all such Restricted Payments made after the First Amendment Date shall not exceed, together with the intercompany loans and advances under Section 6.04(m)(v), $125.0 million, (C) average daily Excess Availability for the 90-day period preceding each such Restricted Payment would have exceeded $100.0 million (after giving effect to any Revolving Loans funded in connection therewith as if made on the first day of such period) and is reasonably expected to exceed $100.0 million for at least 90 days following such Restricted Payment and (D) no Event of Default has occurred and is continuing and no Default would result after giving effect to any such Restricted Payment (and Holdings may pay such cash dividends, repurchases and Induced Conversion Payments); and
     (vi) Holdings’ redeeming, repurchasing, retiring, defeasing or otherwise acquiring for value Qualified Senior Notes as long as (A) all proceeds thereof are in fact promptly used by Holdings for such purpose, (B) the aggregate amount of all such Restricted Payments made after the First Amendment Date shall not exceed, together with the intercompany loans and advances under Section 6.04(m)(vi), $285.0 million, (C) average daily Excess Availability for the

90-day period preceding each such Restricted Payment would have exceeded $75.0 million (after giving effect to any Revolving Loans funded in connection therewith as if made on the first day of such period) and is reasonably expected to exceed $75.0 million for at least 90 days following such Restricted Payment and (D) no Event of Default has occurred and is continuing and no Default would result after giving effect to any Restricted Payment (and Holdings may so redeem, repurchase, retire, defease or otherwise acquire for value Qualified Senior Notes);
     1.23 Section 6.09 of the Credit Agreement is amended and restated in its entirety to read as follows:
     SECTION 6.09 Limitation on Modifications of Indebtedness; Modifications of Certificate of Incorporation, or Other Constitutive Documents, By-laws and Certain Other Agreements, etc. (i) Amend or modify, or permit the amendment or modification of, any provision of existing Indebtedness or of any agreement (including any purchase agreement, indenture, loan agreement or security agreement) relating thereto other than any amendments or modifications to Indebtedness which do not in any way materially adversely affect the interests of the Lenders and are otherwise permitted under Section 6.01(b); (ii) except as required by Sections 4.08 and 4.11(e) of the Qualified Senior Note Indenture and except as permitted by Section 6.04(m)(vi) or Section 6.06(d)(vi) hereof, make (or give any notice in respect thereof) any voluntary or optional payment or prepayment on or redemption or acquisition for value of, or any prepayment or redemption as a result of any asset sale, change of control or similar event of, any indebtedness outstanding under the Qualified Senior Notes; (iii) amend or modify, or permit the amendment or modification of, any provision of any Qualified Senior Notes or any agreement (including any Qualified Senior Note Document) relating thereto other than amendments or modifications which do not in any way materially adversely affect the interests of the Lenders and which are effected to make technical corrections to the respective documentation; (iv) except for any offer to repurchase all or any portion of the Convertible Senior Notes that Holdings is required to make pursuant to and in accordance with the Convertible Senior Note Indenture, make (or give any notice in respect thereof) any voluntary or optional payment or prepayment on or redemption or acquisition for value of, or any prepayment or redemption as a result of any asset sale, change of control or similar event of, any indebtedness outstanding under the Convertible Senior Notes; (v) amend or modify, or permit the amendment or modification of, any provision of any Convertible Senior Notes or any agreement (including any Convertible Senior Note Document) relating thereto other than amendments or modifications which do not in any way materially adversely affect the interests of the Lenders and which are effected to make technical corrections to the respective documentation; (vi) amend or modify, or permit the amendment or modification of, any other Transaction Document, in each case except for amendments or modifications which are not in any way adverse in any material respect to the interests of the Lenders; or (vii) amend, modify or change its articles of incorporation or other constitutive documents (including by the filing or modification of any certificate of designation) or by-laws, or any agreement entered into by it, with respect to its capital stock (including any shareholders’ agreement), or enter into any new agreement with respect to its capital stock, other than any amendments, modifications, agreements or changes pursuant to this clause (vii) or any such new agreements pursuant to this clause (vii) which do not in any way materially adversely affect in any material respect the interests of the Lenders; and provided, that Holdings may issue such capital stock as is not prohibited by Section 6.11 or any other provision of this Agreement and may amend articles of incorporation or other constitutive documents to authorize any such capital stock.
     1.24 Clause (iii) of Section 6.10 of the Credit Agreement is amended and restated in its entirety to read as follows:
     (iii) the Qualified Senior Note Documents and the Convertible Senior Note Documents;
     1.25 Section 6.16 of the Credit Agreement is amended and restated in its entirety to read as follows:
     SECTION 6.16 No Negative Pledges. Directly or indirectly enter into or assume any agreement (other than this Agreement, the Qualified Senior Note Documents and the Convertible Senior Note Documents) prohibiting the creation or assumption of any Lien upon the properties or assets of any Company (other than a Foreign Subsidiary), whether now owned or hereafter acquired, except for Property subject to purchase money security interests, operating leases and capital leases.
     1.26 Exhibit CSN attached hereto is attached to the Credit Agreement as Exhibit CSN thereto.
Section 2. Release of Canadian Guarantors. Subject to the satisfaction of the conditions set forth in Section 4 hereof:
     2.1 The Canadian Guarantors are hereby released from their Guarantees and all Liens granted by the Canadian Guarantors under the Security Documents to secure the Obligations are hereby terminated.
     2.2 Each Lender hereby consents to the release of any Lien granted under the Security Documents against the Equity Interests of any first-tier Canadian Subsidiary to the extent such Lien attaches to more than 65% of the Equity Interests of such Canadian Subsidiary.
     2.3 Each Lender hereby authorizes the Administrative Agent or Collateral Agent, as applicable, to execute any document or instrument determined by such Agent to be necessary or desirable to effectuate the releases and terminations referred to in Sections 2.1 and 2.2 hereof.
     2.4 Upon the effectiveness of this Section 2, no Canadian Subsidiary shall be deemed to be a “Borrowing Base Guarantor,” “Guarantor” or “Loan Party,” as such terms are defined in the Credit Agreement.
Section 3. Amendment to the Security Agreement. Subject to the satisfaction of the conditions set forth in Section 4.1 hereof, the Required Lenders hereby consent to the amendment to the Security Agreement in the form of Exhibit A attached hereto.

Section 4. Conditions to Effectiveness.
     4.1 This Amendment (other than amendments set forth in Section 1.7, Section 1.16, and provisions of Section 2 of this Amendment) shall be effective upon satisfaction of the following conditions precedent:
(a) This Amendment shall have been executed and delivered by the Required Lenders and the Loan Parties;
(b) Borrower shall have paid to the Administrative Agent the fees set forth in that separate fee letter of even date herewith between Borrower and the Administrative Agent;
(c) The representations and warranties contained herein shall be true and correct in all respects;
(d) No Event of Default or Default shall exist on the date hereof; and
(e) The Administrative Agent shall have received such other documents as it may reasonably require.
     4.2 Amendments set forth in Section 1.7 and Section 1.16 of this Amendment and provisions of Section 2 of this Amendment shall be effective upon satisfaction of the following conditions precedent, in addition to those conditions precedent set forth in Section 4.1 above:
(a) This Amendment shall have been executed and delivered by all Lenders;
(b) The Canadian Subsidiaries shall have been released from all guaranties of the Qualified Senior Notes; and
(c) The Administrative Agent shall have received a Borrowing Base Certificate reflecting deletion of General Cable Canada and the other Canadian Subsidiaries as Borrowing Base Guarantors.
     Section 5. Representations and Warranties of Loan Parties.
     5.1 The execution, delivery and performance by each Loan Party of this Amendment has been duly authorized by all necessary corporate action and this Amendment is a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);
     5.2 After giving effect to this Amendment and the consummation of the Convertible Senior Notes Offering, each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date; and

     5.3 Neither the execution, delivery and performance of this Amendment by each Loan Party nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of such Loan Party’s certificate or articles of incorporation or bylaws, (iii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Loan Party or any of its Subsidiaries is a party or by which such Loan Party or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to the Agents on or before the date hereof.
Section 6. Reference to and Effect upon the Credit Agreement.
     6.1 Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
     6.2 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute amendment of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.
     6.3 Each Loan Party acknowledges and agrees that the execution and delivery by Agents and Supermajority Lenders of this Amendment shall not be deemed (i) to create a course of dealing or otherwise obligate Agents or Lenders to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future, or (ii) to amend, relinquish or impair any right of Agents or Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment.
     6.4 Each Loan Party affirms and acknowledges that this Amendment constitutes a Loan Document under the Credit Agreement and any reference to the Loan Documents under the Credit Agreement contained in any notice, request, certificate or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise specify.
Section 7. Costs and Expenses. As provided in Section 11.03 of the Credit Agreement, Borrower agrees to reimburse Agents for all fees, costs and expenses, including the fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.
Section 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.
Section 9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

Section 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf the signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof, and such party shall promptly follow its facsimile signature page by mailing of a hard copy original.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

BORROWER:

GENERAL CABLE INDUSTRIES, INC., as the Borrower

By:

Name:

Title:

Signature Page to the First Amendment to
Second Amended and Restated Credit Agreement

AGENT:

MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., as a Lender, Swingline Lender, Administrative Agent and Collateral Agent

By:

Name:
Title:
Signature Page to the First Amendment to
Second Amended and Restated Credit Agreement

UBS AG, STAMFORD BRANCH, as Issuing Bank

By:

Name:
Title:

By:

Name:
Title:

MERRILL LYNCH BANK USA, as Issuing Bank

By:

Name:
Title:
Signature Page to the First Amendment to
Second Amended and Restated Credit Agreement

LENDERS:
,

as a Lender

By:

Name:
Title:
Signature Page to the First Amendment to
Second Amended and Restated Credit Agreement

The following Persons are signatories to this Amendment in their capacity as Loan Parties.

GENERAL CABLE COMPANY, as a Loan Party, Guarantor and Borrowing Base Guarantor

By:

Name:
Title:

GENERAL CABLE CORPORATION, as a Loan Party, Borrowing Base Guarantor and Guarantor

By:

Name:
Title:

GK TECHNOLOGIES, INCORPORATED, as a Loan Party, Borrowing Base Guarantor and Guarantor

By:

Name:
Title:

GENERAL CABLE INDUSTRIES, LLC, as a Loan Party, Borrowing Base Guarantor and Guarantor

By:

Name:
Title:
Signature Page to the First Amendment to
Second Amended and Restated Credit Agreement

GENERAL CABLE TECHNOLOGIES CORPORATION, as a Loan Party, Borrowing Base Guarantor and Guarantor

By:

Name:
Title:

GENERAL CABLE TEXAS OPERATIONS, L.P., as a Loan Party, Borrowing Base Guarantor and Guarantor

By: GENERAL CABLE INDUSTRIES, INC., its general partner

By:

Name:
Title:

MARATHON MANUFACTURING HOLDINGS, INC., as a Loan Party and Guarantor

By:

Name:
Title:

GENERAL CABLE OVERSEAS HOLDINGS, INC., as a Loan Party and Guarantor

By:

Name:
Title:

GENERAL CABLE MANAGEMENT LLC, as a Loan Party and Guarantor

By:

Name:
Title:
Signature Page to the First Amendment to
Second Amended and Restated Credit Agreement

DIVERSIFIED CONTRACTORS, INC., as a Loan Party and Guarantor

By:

Name:
Title:

MLTC COMPANY, as a Loan Party and Guarantor

By:

Name:
Title:

MARATHON STEEL COMPANY, as a Loan Party and Guarantor

By:

Name:
Title:

GENCA CORPORATION, as a Loan Party and Guarantor

By:

Name:
Title:

GENERAL CABLE CANADA LTD., as a Loan Party and Guarantor

By:

Name:
Title:
Signature Page to the First Amendment to
Second Amended and Restated Credit Agreement

EXHIBIT A TO
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT
AGREEMENT
FIRST AMENDMENT
TO
SECURITY AGREEMENT
     This FIRST AMENDMENT TO SECURITY AGREEMENT (this “Amendment”) is effective as of June 16, 2006 by and among GENERAL CABLE INDUSTRIES, INC., a Delaware corporation (“Borrower”), THE GUARANTORS LISTED ON THE SIGNATURE PAGES HERETO (the “Guarantors”), as pledgors, assignors and debtors (the Borrower, together with the Guarantors, in such capacities and together with any successors in such capacities, the “Pledgors,” and each, a “Pledgor”) and MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., in its capacity as collateral agent pursuant to the Credit Agreement (as hereinafter defined), as pledgee, assignee and secured party (in such capacities and together with any successors, assignees or designated agents in such capacities, the “Collateral Agent”).
RECITALS
     WHEREAS, Borrower, Guarantors, the Collateral Agent, Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as administrative agent for the Lenders, and Lenders entered into that certain Second Amended and Restated Credit Agreement dated as of November 23, 2005 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Credit Agreement);
     WHEREAS, the Pledgors and the Collateral Agent entered into that certain Security Agreement dated as of November 24, 2003 (as amended, supplemented, restated or otherwise modified from time to time, the “Security Agreement”);
     WHEREAS, the Pledgors and the Collateral Agent have agreed to amend certain provisions of the Credit Agreement, all upon the terms and subject to the conditions as herein set forth;
     NOW THEREFORE, in consideration of the foregoing recitals, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgors and the Collateral Agent agree as follows:
     Section 1. Amendments. The Security Agreement is hereby amended as follows:
     1.1 The definition of the term “Special Property” is amended by deleting the word “and” at the end of clause (e) thereof, relettering clause (f) thereof as clause (g) thereof and inserting new clause (f) thereof which shall read in its entirety as follows:
     (e) Equity Interest in any Joint Venture owned by any Pledgor; and

1

     1.2 Section 11.5 of the Security Agreement is amended and restated to read in its entirety as follows:
     Section 11.5 Termination; Release
     (a) When all the Obligations have been paid in full and the Commitments of the Lenders to make any Loan or to issue any Letter of Credit under the Credit Agreement shall have expired or been sooner terminated and all Letters of Credit have been terminated or cash collateralized in accordance with the provisions of the Credit Agreement, this Agreement shall terminate. Upon termination of this Agreement, the Pledged Collateral shall be released from the Lien of this Agreement. Upon such release or any release of Pledged Collateral or any part thereof in accordance with the provisions of the Credit Agreement, the Collateral Agent shall, upon the request and at the sole cost and expense of the Pledgors, assign, transfer and deliver to Pledgor, against receipt and without recourse to or warranty by the Collateral Agent except as to the fact that the Collateral Agent has not encumbered the released assets, such of the Pledged Collateral to be released (in the case of a release) as may be in possession of the Collateral Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Pledged Collateral, proper documents and instruments (including UCC-3 termination statements or releases) acknowledging the termination hereof or the release of such Pledged Collateral, as the case may be.
     (b) Notwithstanding the foregoing, if (i) Obligations (other than Obligations described in (ii) below) (“Paid Obligations”) have been paid in full and the Commitments of the Lenders to make any Loan or to issue any Letter of Credit under the Credit Agreement shall have expired or been sooner terminated and all Letters of Credit have been terminated or cash collateralized in accordance with the provisions of the Credit Agreement, (ii) Obligations of the type described in clause (c) of the definition of the term “Obligations” in the Credit Agreement (“Remaining Secured Obligations”) remain outstanding, (iii) all or a portion of the repayment of the Paid Obligations is financed by the proceeds of Indebtedness of one or more Loan Parties or any affiliate of a Loan Party (“Refinancing Indebtedness”) which Refinancing Indebtedness is secured by property of such persons, and (iv) the Remaining Secured Obligations and Refinancing Indebtedness are secured on an equal and ratable basis, then this Agreement shall terminate as if all Obligations have been paid in full, and the provisions of paragraph (a) of this Section 11.5 shall apply. For the avoidance of doubt, if the Refinancing Indebtedness is not secured, this Agreement shall not terminate but shall remain in full force and effect.
Section 2. Conditions to Effectiveness. This Amendment shall be effective upon the execution and delivery of this Amendment by the Pledgors and the Collateral Agent.
Section 3. Reference to and Effect upon the Security Agreement.
     3.1 Except as specifically set forth above, the Security Agreement shall remain in full force and effect and is hereby ratified and confirmed.

2

     3.2 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Collateral Agent under the Security Agreement, nor constitute amendment of any provision of the Security Agreement, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Security Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Security Agreement as amended hereby.
Section 4. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.
Section 5. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
Section 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf the signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof, and such party shall promptly follow its facsimile signature page by mailing of a hard copy original.
[Signature Pages Follow]

3

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

GENERAL CABLE INDUSTRIES, INC., as a Pledgor

By:

Name:
Title:

GENERAL CABLE COMPANY, as a Pledgor

By:

Name:
Title:

GENERAL CABLE CORPORATION, as a Pledgor

By:

Name:
Title:

GK TECHNOLOGIES, INCORPORATED, as a Pledgor

By:

Name:
Title:

GENERAL CABLE INDUSTRIES, LLC, as a Pledgor

By:

Name:
Title:
Signature Page to the First Amendment to
Security Agreement

GENERAL CABLE TECHNOLOGIES CORPORATION, as a Pledgor

By:

Name:
Title:

GENERAL CABLE TEXAS OPERATIONS, L.P., as a Pledgor

By: GENERAL CABLE INDUSTRIES, INC., its general partner

By:

Name:
Title:

MARATHON MANUFACTURING HOLDINGS, INC., as a Pledgor

By:

Name:
Title:

GENERAL CABLE OVERSEAS HOLDINGS, INC., as a Pledgor

By:

Name:
Title:

GENERAL CABLE MANAGEMENT LLC, as a Pledgor

By:

Name:
Title:
Signature Page to the First Amendment to
Security Agreement

DIVERSIFIED CONTRACTORS, INC., as a Pledgor

By:

Name:
Title:

MLTC COMPANY, as a Pledgor

By:

Name:
Title:

MARATHON STEEL COMPANY, as a Pledgor

By:

Name:
Title:

GENCA CORPORATION, as a Pledgor

By:

Name:
Title:
Signature Page to the First Amendment to
Security Agreement

MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., as Collateral Agent

By:

Name:
Title:
Signature Page to the First Amendment to
Security Agreement

EXHIBIT CSN TO
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT
AGREEMENT
TERMS OF THE CONVERTIBLE SENIOR NOTES AND
CONVERTIBLE SENIOR NOTE DOCUMENTS
[Attached]